UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2011

CHINA GREEN AGRICULTURE, INC.

 (Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 13, 2011, the Board of Directors (the “Board”) of China Green Agriculture, Inc. (the “Company”) adopted Amended and Restated Bylaws, effective immediately upon their adoption. The Amended and Restated Bylaws reduce the quorum requirement for a meeting of stockholders from a majority to one-third (1/3) of the shares entitled to vote thereat present in person or by proxy.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference into this Item 5.03.

Item 9.01.                Financial Statements and Exhibits.

(d)          Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October  17, 2011

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Tao Li
Tao Li,
President and Chief Executive Officer